Exhibit 10.1

                            COLLATERAL LOAN AGREEMENT
                             For Loan No. 0008-02R2

This Collateral Loan Agreement (the "Agreement"), dated this 15th day of August, 2000, is entered into between Sundog Technologies, Inc., a Delaware corporation with a principal address at 10542 South Jordan Gateway, Suite 200, South Jordan, Utah 80495 (the "Borrower") represented by Stephen Russo, its Chief Financial Officer, and Braveheart, Inc., a Delaware corporation (the "Lender") represented by Roger F. Burns, Jr, Attorney in Fact, with a principal address at 921B Bethlehem Pike, Suite 210, Spring House, PA 19477.

In consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.   Loan; Delivery of Collateral Pursuant to Promissory Notes

     a. Subject to the terms and conditions hereinafter set forth, the Lender agrees to advance 50%, of the current market value (the "Loan Amount") on 1,219,500 shares of Envision Development Corporation, an American Stock Exchange traded stock with a symbol of EDV (the "Stock") where the market value on the date of this Agreement is approximately $14,175,000.00 (the "Loan"). The "Final Market Value" to be used as the basis for the funds advanced by the Lender will be determined by a method noted later in this Agreement. The Lender intends to advance funds under the Loan to the Borrower in two tranches: i) the First Payment for 60% of the Loan Amount will be advanced within ten (10) business days of receipt of the Stock and all required supporting documents as defined in this Agreement; and, ii) a Second, and final, Payment for the remaining 40% of the Loan Amount within an additional ten (10) business days of the First Payment. The Borrower's obligation to repay the advance shall be evidenced by a promissory note(s) in the form of Exhibit A attached hereto (the "Note"). The Note(s) shall be executed by Borrower and delivered to the Lender via courier upon notification by the Lender's counsel that good funds are available to advance the Loan.

     b. To secure its obligations under the Loan, Borrower hereby grants Lender a security interest in the Stock. Prior to or concurrently with the execution of this Agreement, Borrower shall have effectively delivered the Stock in good form to an account at Sun Trust Securities, Inc., a wholly owned subsidiary of Sun Trust Bank. The account shall be in the name of the Lender and Protocol; and, the Lender's attorney, who is Escrow Agent and who will take all actions in accordance with the terms of the Escrow Agreement, shall be a joint co-signer on this account. In addition to the stock, the Borrower shall concurrently deliver a "blank" stock power for the shares with medallion signature guarantee, one for each cert, a corporate resolution authorizing the transaction and the signer to enter into the transaction, and an opinion of the company's counsel that the "lock-up" shall end on October 7th, 2001 . The shares of Stock can be delivered with a Rule 144 Legend and are known to be subject to a "lock-up" agreement which will subject the shares to an additional 6 month restriction period before the shares can be sold or removed from the restriction. The Borrower warrants and represents that no other limitations or restrictions have been placed on these shares.

     c. This Agreement, the Promissory Notes, and the other documents specified in the previous paragraph constitute the "Loan Documents".

     d. The Stock shall be placed into an escrow account and shall remain in that account for the duration of the Loan. Return or other handling of the Stock shall be subject to terms of an Escrow Agreement between the parties (not including Protocol).


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2.   Loan Proceeds; Installment Payments

     a. All loan proceeds shall be wired directly to the Borrower based on wire instructions provided by the Borrower, without offset for any charges, expenses, commissions, or other deductions. Said Loan proceeds shall be immediately available funds for the Borrower.

     b. The delivery of the Promissory Notes to Lender shall be a Condition Precedent to advancement of the funds by the Lender.

     c. In the event the Lender does not make one or both of the Loan advances on a timely basis in accordance with the terms of this Agreement, the Borrower's sole and exclusive remedy shall be to demand an immediate return of any Certificates, Stock Powers and the Promissory Note(s). Lender shall comply within five (5) business days. Should the Lender make the first payment and not the second, the Stock shall be returned and the Principals shall be treated as an "unsecured" loan by the Lender. The Lender shall be further obligated to pay $100,000, in conjunction with the return of the Stock, as liquidating damages if it fails to make the first payment on a timely basis.

         The Lender further agrees that if the first advance is made and for any reason the second one is not or cannot be made, that the credit line will be immediately used to eliminate any obligation to the credit facility provider, Protocol, so that the Escrow Agent has the ability to obtain release of the Stock from the designated account.

3.   Determination of Market Value

     The Final Market Value shall be as noted in Section 1.a. unless the market value for the First Payment, calculated for the average closing prices for the ten trading days immediately prior to the date times the number of shares shall be less than $12,700,000 in which case the Final Market Value calculated under this section of the Agreement shall be used to determine the Loan and the Loan Amount. The Loan Amount shall be the percentage noted in Section 1.a. of the recalculated Final Market Value.

4.   Concerning the Promissory Notes

     The Stock pledged under this Agreement shall be held as collateral as long as there is any principal or interest outstanding under the Promissory Notes. Upon satisfaction of all principal and interest under the Notes, the Lender shall deliver any Loan Documents, other than the Lender's copy of the Agreement, including any Certificates, Stock Powers, cancelled Promissory Notes, or other documents related to the Stock to the Borrower. The Lender shall give written notice of any Loan default to the Borrower in accordance with this Agreement, and the cure period specified in the Promissory Note(s); and, if not cured, may then may sell, assign, hypothecate, or otherwise dispose of the Stock as provided in the Promissory Note(s). The Lender accepts no responsibility for the value obtained through the disposition of the Stock under any lawful means; however, any value obtained in excess of the default amount, including reasonable attorney's fees, and costs of disposing of such collateral, shall be returned to the Borrower.

     The Stock shall constitute the entire collateral used to procure the Loan, and the Lender shall be limited to liquidation of the Stock upon an Event of Default as defined in the Promissory Notes to the extent necessary to satisfy the default. The Lender shall have no recourse to other assets, guarantees, or assignments of interest of the Borrower, i.e., this Loan is "non-recourse" as to any assets of the Borrower, other entity, or individual beyond the Stock.

5.   Closing

     The Closing shall take place on the later of the delivery of an executed Agreement or the receipt of the Stock and all other forms in the account designated by the Lender.

6.   Security of Stock

     Said Stock shall be delivered to an account of the Lender's and its credit facility provider, Protocol, at Sun Trust Securities, Inc. ("Sun Trust") in Knoxville, Tennessee. Sun Trust is a wholly owned subsidiary of Sun Trust bank, one of the countries' larger banking institutions. The Stock shall be held under terms of an Escrow Agreement and the Lender's outside counsel, Mr. Steven Kapustin of the firm Flamm, Boroff & Bacine, shall act as Escrow Agent and be bound under the terms of the Escrow Agreement. The Lender warrants that the Stock cannot and will not be pledged, hypothecated (other than as collateral for the credit facility), assigned, transferred, or otherwise used in any manner while being held as collateral. The Lender accepts full responsibility for the control, handling, and return of such Stock to the Borrower.




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7.   Use of the Stock

     The Lender shall use the Stock to arrange a credit facility through Protocol. In establishing this credit facility, the Lender will use the Stock as collateral, but will not remove the Stock from the escrow account. While the Stock shall reside in the escrow account, the Borrower shall retain all voting, dividend and other rights over the Stock (other than dividend rights in connection with stock splits or stock dividends equal or greater than 10% of the Loan Amount). The Lender shall use the credit line created by use of the Stock to obtain investment income. However, the credit line will not be placed at risk nor expended in any manner. (However, the Lender retains the right to move such funds to a bank or investment banking firm of its choosing as long as the Escrow Agent accesses the risk to the funds and concurs that the funds are not at risk.) The Lender warrants that the Stock will not be used in any other manner and the Lender accepts full and complete responsibility for return of the Stock upon satisfaction of the loan by the Borrower.

     The Lender agrees not to increase or renew the credit line provided without the specific, written, permission of the Borrower; and, the credit line will not exceed $6,500,000 of exposure at any time.

     The Lender agrees that if the Lender defaults under its obligation to the credit facility provider, the Borrower shall have the right to step in and assume all rights and obligations of the Lender; and, the Escrow Agent shall fully co-operate in aiding in the cure of any default by the Lender. Upon default by the Lender, the rights to the Stock shall automatically and immediately revert to the Borrower, subject to the rights of the credit facility provider, without any further payments, or obligation, to the Lender. The Lender agrees to notify the Borrower of its default within three (3) business days.

8.   Representations and Warranties of the Borrower

     In order to induce Lender to advance funds against the Promissory Note(s), Borrower makes the following representations and warranties to Lender, which representations and warranties shall be unaffected by any investigation heretofore or hereafter made by Lender and shall survive the closing of the transactions contemplated hereby:

     a. Borrower has all requisite power and authority to enter into this Agreement and the other Loan Documents, including, without limitation, the Promissory Notes, and to carry out the transactions contemplated hereby.

     b. Borrower warrants and represents that it is not now insolvent, bankrupt, or contemplating bankruptcy; or, that there are no claims filed or threatened against Borrower, whether judged with or without merit by the Borrower, or aware of impediments to the sale or transfer of the Stock.

     c. The execution and delivery of this Agreement, the Promissory Notes and the other Loan Documents and instruments to be executed and delivered by the Borrower are not subject to any authorization not herein contemplated, subject to recall, restriction on voting, use, or other limitations.

     d. This Agreement constitutes, and when executed and delivered, the Promissory Notes and other Loan Documents, will constitute valid binding agreements of the Borrower, enforceable in accordance with their respective terms, except such as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally.

     e. Neither the execution and delivery of this Agreement, the Promissory Notes, or the other Loan Documents and instruments to be executed and delivered by Borrower pursuant hereto, nor the consummation by Borrower of the transactions contemplated hereby, will require any authorization, consent, approval, exemption or other action by, or notice to, any governmental entity except as specifically provided herein.

     f. Borrower has no material tax deficiencies, federal, state, foreign, county, local and other, which would or could affect the solvency, financial status of, or otherwise compromise Borrower in its ability to transfer the Stock.

     g. To best of its knowledge, the information supplied by Borrower to the Lender (verbally and in writing) contained no untrue statement of material fact or omits or shall omit a material fact, which would make such statements misleading. All statements and information contained in any certificate, instrument, schedule or document delivered by Borrower shall be deemed representations and warranties made by Borrower.




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9.   Conditions Precedent to Lender's Obligations

     The obligation of Lender to consummate the transactions contemplated hereby is subject to the satisfaction of the following conditions (any one or more of which may be waived by Lender):

     a. Borrower will have performed all obligations and complied with all conditions required to be performed or complied with by Borrower at or prior to the Closing.

     b. The representations and warranties of Borrower made herein shall be true and correct in all material respects as of the Closing.

     If any of the conditions contained in this paragraph shall not have been satisfied (or waived), then Lender may cancel and terminate this Agreement.

10.  Amendment and Waiver

     This Agreement may be amended, or the terms hereof waived, only in writing executed by the parties sought to be changed thereby.

11.  Notices

     All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered by hand or facsimile transmission or if deposited with a recognized overnight delivery service, with receipt), addressed as follows:

         If to Lender at:           9218 Bethlehem Pike, Suite 200
                                    P.O. Box 296
                                    Spring House, PA 19477
                                    Attention:  Roger F. Burns, Jr.

         If to Borrower at:         10542 South Jordan Gateway, Suite 200
                                    South Jordan, Utah 80495
                                    Attention: Stephen Russo

         or, at such other address as may hereafter be designated by a party by notice given hereunder. Notices sent by facsimile transmission which shall show the TTI on such copy.

12.      Governing Law

         This Agreement shall be governed by the laws of the state of Delaware without regard to any provisions for conflicts of law.

13.      Binding Effect

         This Agreement binds, and shall inure to the benefit of, the parties and their respective successors and assigns.

14.      Counterparts; Facsimile Signatures

         This Agreement may be signed in any number of counterparts, each of which shall be deemed an original but together one and the same document. The parties agree that facsimile signatures which copy shall show the sender's TTI, shall be deemed an original.




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15.      Entire Agreement

         This Agreement and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter hereto and supersedes any prior or contemporaneous understandings or agreements.

16.      Time of Essence

         Time is specifically declared to be of the essence in the performance by Borrower and Lender of their respective duties and responsibilities under this Agreement.

17.      Attorneys' Fee

         If any legal action is brought for the enforcement of any of the provisions in this Agreement, or because of an alleged dispute, breach, default, or misrepresentation, the prevailing party or parties shall be entitled to recover its or their actual attorneys' fees and other costs incurred in the action, in addition to any other relief that may be granted by the court.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed this Agreement as of the day and year first above written.

By the Lender:                              Witness/Attest:

------------------------                    -----------------------------
Roger F. Burns, Jr., Attorney in Fact       By:  ______________________
Braveheart, Inc.


By the Borrower:                            Witness/Attest:

-------------------------                   -----------------------------
Stephen Russo                               By:  _______________________
Chief Financial Officer


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